UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 1, 2011 (May 26, 2011)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On May 26, 2011, Amedisys, Inc. (“we,” “us,” “our” or the “Company”) entered into a First Amendment (the “First Amendment”) to its Credit Agreement (as defined below) amending certain provisions of the Credit Agreement dated March 26, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) among the Company, Amedisys Holding, L.L.C., the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but undefined herein have the meanings assigned to them in the Credit Agreement or First Amendment, as appropriate. A copy of the Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2008 and is incorporated herein by reference.

Under the terms of the First Amendment, (i) the financial covenant baskets relating to permitted “Investments in Joint Ventures” and “other Investments” were increased to give the Company greater flexibility, (ii) there was a non-substantive, clarifying amendment to the definition of “Permitted Acquisition” and (iii) certain other agreements, obligations and representations and warranties of the parties thereto were amended, modified and/or supplemented.

In connection with the execution of the First Amendment, each existing guarantor under the Credit Agreement consented to the terms of the First Amendment by executing a Ratification and Affirmation of Guarantors.

Copies of the First Amendment and the Ratification and Affirmation of Guarantors are collectively attached to this Current Report on Form 8-K as Exhibit 10.1 and are incorporated herein by reference as though they were fully set forth herein.

The foregoing summary description of the First Amendment and the Ratification and Affirmation of Guarantors and the transactions contemplated thereby are not intended to be complete, and are qualified in their entireties by the complete text of the First Amendment and the Ratification and Affirmation of Guarantors, copies of which are attached hereto.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Credit Agreement dated May 26, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer and Duly Authorized Officer

DATE: June 1, 2011

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated May 26, 2011

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